UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 7, 2026, Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, that the Company completed (the “Closing”) its previously announced merger pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), entered into on April 30, 2026 by and among the Company, Shuttle Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and United Dogecoin Inc., a Delaware corporation (“UDC”).

The description of the Merger Agreement, the material terms thereof and related transactions were described in Item 1.01 of the Original 8-K, and incorporated by reference into Item 2.01 of the Original 8-K. Pursuant to Item 9.01 of the Original 8-K, the Company was to file (i) the financial statements of UDC required by Item 9.01(a) and (ii) the pro forma financial information required by Item 9.01(b), in each case as an amendment to the Original 8-K no later than 74 calendar days after the required filing for the Original 8-K.

Subsequent to the filing of the Original 8-K, management of the Company, with and upon consultation of the Company’s financial advisors, determined, among other things, that: (i) UDC does not meet the definition of a business under ASC 805 because at the time of the Closing, it was in the development stage and had no revenue-generating operations, no material or significant tangible or intangible assets, no mining rigs or power/hosting arrangements, and no organized workforce capable of applying substantive processes to inputs; (ii) the merger contemplated by the Merger Agreement would not be accounted for as a business combination under ASC 805; (iii) under the terms of the Merger Agreement, control over the operations of UDC remain with its Board of Directors until such time as the stockholders of the Company vote to approve the issuance of shares of common stock in connection with the conversion of the Series B-1 Preferred Stock issued as consideration for the equity of UDC; (iv) UDC had no material assets to which estimated transaction cost could be allocated; (v) the reverse acquisition model is not applicable because UDC did not obtain control of the Company at the Closing; and (vi) because UDC does not meet the definition of a business under applicable rules of the Securities and Exchange Commission, the historical financial statements required under Rule 3-05 of Regulation S-X and the pro forma financial statements required under Article 11 of Regulation S-X, are not required. Accordingly, the disclosure of the transactions contemplated by the Merger Agreement should not have been filed pursuant to Item 2.01 of Form 8-K.

This Current Report on Form 8-K/A amends the Original 8-K solely to amend and include Item 2.01, Item 9.01(a) and Item 9.01(b), to reflect that the transactions contemplated by the Merger Agreement are not significant and accordingly the historical and pro forma financial information required under those items are not applicable. There are no other modifications or updates to any of the information made in the Original 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.
Dated: August 17, 2026
	By:	/s/ Ryan Trasolini
	Name:	Ryan Trasolini
	Title:	Co-Chief Executive Officer